UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016

Shire plc

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 (Exact name of registrant as specified in its charter)

Jersey, Channel Islands

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 (State or other jurisdiction of incorporation)

0-29630	98-0601486
(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin

24, Republic of Ireland

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 (Address of principal executive offices)                           (Zip code)

Registrant's telephone number, including area code           +353 1 429 7700

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 7.01.     Regulation FD Disclosure

Shire plc have issued the press release attached hereto as Exhibit 99.1 which is incorporated by reference herein. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Although Shire, as a foreign private issuer, is not subject to Regulation FD, Shire has elected to furnish voluntarily the information herein under Item 7.01.

Item 8.01.     Other Events

Shire plc have also issued the press release attached hereto as Exhibit 99.2 which is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

99.1	Press Release dated January 28, 2016

99.2	Press Release dated January 28, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ B Mordan
Name: Bill Mordan
Title: Company Secretary

Dated: January 28, 2016

EXHIBIT INDEX

Number	Description

99.1	Press Release dated January 28, 2016

99.2	Press Release dated January 28, 2016